UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 17, 2007
(August 31, 2007)

Linn Energy, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-51719	65-1177591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Travis Street, Suite 5100 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 840-4000

NOT APPLICABLE

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (Amendment No. 1) amends and supplements the Current Report on Form 8-K filed by Linn Energy, LLC (“Linn,” or the “Company”) on September 5, 2007 in connection with its acquisition of oil and gas properties from Dominion Resources, Inc. (“Dominion”) which was completed on August 31, 2007 (referred to as the “Mid-Continent Acquisition” or “Mid-Continent Assets”).  The Current Report on Form 8-K filed September 5, 2007 is being amended by this Amendment No. 1 to include the audited and unaudited financial statements and information for the Mid-Continent Acquisition required by Item 9.01 (a) and the pro forma financial information required by Item 9.01 (b).  No other amendments to the Form 8-K filing on September 5, 2007 is being made by this Amendment No. 1.

Item 9.01   Financial Statements and Exhibits.

(a)                                              Financial statements of business acquired.

The unaudited statements of revenues and direct operating expenses, including the notes thereto, for the assets acquired from Dominion for the six months ended June 30, 2007 and 2006, and the audited statements of revenues and direct operating expenses, including the notes thereto, for the assets acquired from Dominion for the years ended December 31, 2006, 2005 and 2004, and the independent auditor’s report related thereto, are attached as Exhibit 99.1 and incorporated herein by reference.

(b)                                             Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of Linn as of June 30, 2007 and the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2007 and for the year ended December 31, 2006 which give effect to the Mid-Continent Acquisition and certain other acquisitions, are attached as Exhibit 99.2 and incorporated herein by reference.

(c)                                              Shell company transactions.

Not applicable.

(d)                                             Exhibits.

Exhibit Number	Description

2.1        The Mid-Continent Onshore Package Agreement dated June 29, 2007, between Dominion Exploration & Production, Inc., Dominion Oklahoma Texas Exploration & Production, Inc., LDNG Texas Holdings, LLC, and DEPI Texas Holdings, LLC and Linn, a copy of which was filed as Exhibit 2.1 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 14, 2007, is incorporated herein by reference.

2.2        Amended and Restated Mid-Continent Onshore Package Purchase Agreement, dated August 30, 2007, between Dominion Exploration & Production, Inc., Dominion Oklahoma Texas Exploration & Production, Inc., LDNG Texas Holdings, LLC, and DEPI Texas Holdings, LLC, as Sellers, and Linn Energy, LLC, as Purchaser, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2007, is incorporated herein by reference.

† 23.1           Consent of Independent Auditor - Deloitte & Touche LLP.

† 99.1           The unaudited statements of revenues and direct operating expenses, including the notes thereto, for the assets acquired from Dominion for the six months ended June 30, 2007 and 2006 and the audited statements of revenues and direct operating expenses, including the notes thereto, for the assets acquired from Dominion for the years ended December 31, 2006, 2005 and 2004, and the independent auditor’s report related thereto.

† 99.2           The unaudited pro forma condensed combined balance sheet of Linn as of June 30, 2007 and the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2007 and for the year ended December 31, 2006, which give effect to the Mid-Continent Acquisition and certain other acquisitions.

99.3              Press Release of Linn Energy, LLC dated August 31, 2007, a copy of which was filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2007, is incorporated herein by reference.

†      Filed herewith.

*     The schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K.  The Company will furnish copies of such schedules to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LINN ENERGY, LLC
(Registrant)

Date: September 17, 2007	/s/ Lisa D. Anderson
Lisa D. Anderson
Senior Vice President and Chief Accounting Officer
(As Duly Authorized Officer and Chief Accounting Officer)